Note 10 - Convertible and Non-convertible Promissory Notes 1	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Notes to Financial Statements
Debt Disclosure [Text Block]

10. Convertible and Non-convertible Promissory Notes

Convertible notes measured at fair value

The following table reflects the Company's convertible notes measured at fair value under the ASC 825 fair value option ("FVO") election as of  March 31, 2026 and December 31, 2025

	Convertible	OID
	Notes	Convertible
	April 2024	Notes	Total
	(in thousands)
Balance at December 31, 2025	$565	9,335	9,900
Movement in fair value	67	2,296	2,363
Series D Convertible Preferred shares issued for debt	-	(5,755)	(5,755)
Series E Convertible Preferred shares issued for debt	-	(519)	(519)
Gain on settlement of debt	-	(5,257)	(5,257)
Balance at March 31, 2026	$632	$100	$732

April and October 2024 Convertible Promissory Notes. The Company previously issued senior convertible promissory notes in April 2024 and October 2024 (collectively, the "2024 Convertible Notes"). The terms of the 2024 Convertible Notes, together with significant conversion features, are described in Note 10 to the Company's audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2025.

The aggregate amount outstanding under the 2024 Convertible Notes as of March 31, 2026 and December 31, 2025 was approximately $0.8 million and $0.8 million, respectively. The notes continue to bear interest at 12% in accordance with their contractual terms.

There were no conversions of the 2024 Convertible Notes during the three months ended March 31, 2026. Conversions during the three months ended March 31, 2025 were $2,058.

The Company accounts for the 2024 Convertible Notes under the fair value option. During the three months ended March 31, 2026 and March 31, 2025, the Company recognized a $0.067 million and $0.8 million loss, respectively, from changes in the fair value of the notes, which is included in other income (expense), net.

No other material modifications were made to the terms of the 2024 Convertible Notes during the three months ended March 31, 2026.

OID Convertible Notes. Between December 2024 and November 2025, the Company issued a series of convertible promissory notes at an original issue discount ("OID") of 20% (the "OID Convertible Notes") and with various maturity dates, many of which have been subsequently extended through amendments that contractually increase the OID an additional 5% for each month that repayment extends beyond the stated maturity. The aggregate principal amount (as contractually defined) outstanding on the OID Convertible Notes as of March 31, 2026 and December 31, 2025 was approximately $0.1 million and $5.6 million, respectively.

There were no conversions of the OID Convertible Notes during the three months ended March 31, 2026 or March 31, 2025.

The Company accounts for the OID Convertible Notes under the fair value option following the embedded derivative reevaluation described below. During the three months ended March 31, 2026 and March 31, 2025, the Company recognized a $2.3 million and $0 million loss, respectively, from changes in the fair value of the notes, which is included in other income (expense), net.

No other material modifications were made to the terms of the OID Convertible Notes during the three months ended March 31, 2026.

On March 31, 2026 the Company settled with one of the OID noteholders pursuant to which the Company issued 7,583 shares of Series D Convertible Preferred Stock, having a fair value of $5.8 million, as total repayment for, and the replacement and cancellation of, all of the noteholder's outstanding promissory notes valued at the aggregate amount of $10.8 million resulting in a gain on the settlement of $5.1 million.

            On March 31, 2026, the Company issued 684 shares of Series E Convertible Preferred Stock, having a fair value of $0.5 million, as total repayment for, and the replacement and cancellation of, two outstanding promissory notes in the aggregate fair value or carrying amount of $0.7 million resulting in a gain on settlement of $0.2 million.

Original Terms

The OID Convertible Notes were originally issued with a stated maturity and included and original issue discount (“OID”) of 20% which was accreted to interest expense using the effective interest method through the quarterly period ended June 30, 2025.

Modification and Extension Feature

During the third quarter of 2025, the terms were modified to provide the Company with an option to extend the maturity date on a month-to-month basis for a cost of an additional 5% increase to the OID for each month that repayment goes beyond the stated maturity and this extension option continues for an undefined number of additional months. The Company evaluated this modification under ASC 470-50, Debt Modifications and Extinguishments.

The Company’s evaluation revealed that the change in the present value of the cash flows associated with the modified instrument, as compared to the remaining cash flows under the original terms, was substantial. Accordingly, the amendment was accounted for as a debt extinguishment as of July 1, 2025.

Embedded Derivative Evaluation

In connection with the modification, the Company also determined that change in the potential economics associated with the extension feature combined with the holder’s conversion right needed to be reassessed to determine if the embedded features were derivatives requiring bifurcation and separate accounting under ASC 815-15, Derivatives and Hedging—Embedded Derivatives. Upon reassessment, it was determined that the newly introduced extension feature combined with the holder’s conversion right has the potential to create economic returns for the holder that are not clearly and closely related to the host debt instrument was determined to be a derivative requiring bifurcation and separate accounting as a liability at fair value, with subsequent changes in fair value recognized in earnings.

Fair Value Option Election

Because the modification resulted in the introduction of an embedded derivative that would otherwise require bifurcation, the Company elected, pursuant to ASC 825-10, to apply the FVO to each of the OID Convertible Notes impacted by the incorporation of the Company option to extend maturity.

As a result of this election, the OID Convertible Notes were accounted for as a single hybrid instrument measured at fair value, with changes in fair value recognized in earnings each reporting period beginning with the quarterly period ended September 30, 2025. The FVO election eliminated the requirement to separately account for the embedded derivative under ASC 815.

Subsequent Fair Value Changes

Following the modification and the election of the fair value option, the OID Convertible Notes have been remeasured at fair value at each reporting date in accordance with ASC 820, Fair Value Measurement.

Valuation Methodology

The fair value of the OID Convertible Notes reflects the present value of expected future cash flows, incorporating the impact of the extension feature and the increasing OID structure, as well as market participant assumptions regarding discount rates, credit risk, and expected timing of repayment. The valuation requires significant judgment and is classified within Level 3 of the fair value hierarchy.

Valuation Inputs and Assumptions

The fair value of the OID Convertible Notes was determined using a probability-weighted discounted cash flow model that incorporates the economic effects of the extension feature, including the increasing OID structure.

Significant unobservable inputs include:

●	Expected timing of repayment or extension elections
●	Discount rate, inclusive of market participant assumptions regarding credit risk

Sensitivity Analysis

Because the valuation of the OID Convertible Notes utilizes significant unobservable inputs, the resulting fair value is inherently subjective. Changes in these inputs could result in materially different fair value measurements.

●

Discount Rate: An increase in the discount rate would generally result in a decrease in the fair value of the Convertible Notes, while a decrease in the discount rate would result in an increase in fair value.

●

Expected Term / Extension Assumptions: An increase in the expected duration of the instrument, including the likelihood of extension elections that increase OID, would generally result in an increase in the fair value of the Convertible Notes.

The Company notes that these inputs are interrelated, and changes in one input may be accompanied by changes in others. Accordingly, the sensitivity analysis above is provided for illustrative purposes and may not be indicative of actual future changes in fair value.

Credit Risk Attribution

The Company determined that no material portion of the change in fair value during the three months ended March 31, 2026 was attributable to changes in instrument-specific credit risk. The change in fair value was primarily driven by changes in expected cash flows associated with the extension feature, including the increasing OID structure, and the passage of time.

Convertible and non-convertible promissory notes, net of debt issuance costs

      The following table reflects the Company's convertible and non-convertible promissory notes, net of related discounts as of  March 31, 2026 and December 31, 2025:

	As of	As of
	March 31,	December 31,
	2026	2025
	(in thousands)

Term loans	$7,072	$6,161
Gross convertible and non-convertible notes	7,072	6,161
Debt discount	(306)	-
Total convertible and non-convertible notes, net	$6,766	$6,161
Current Maturities net of debt discount	(6,766)	(6,161)
Long-term maturities net of debt discount	$-	$-

From the Company inception through March 31, 2026, the Company issued a series of convertible and/or non-convertible promissory notes, term loans and bridge notes having stated interest rates between 9% and 25%. The Company has defaulted on the original maturity dates for most of these obligations and has received waivers to repeatedly extend the maturity dates such that balances continue to remain outstanding as of March 31, 2026. The aggregate principal amount on these combined debt obligations was $7.1 million and $6.2 million as of March 31, 2026 and December 31, 2025, respectively. Accrued interest related to these debt obligations was $1.2 million and $1.1 million as of March 31, 2026 and December 31, 2025, respectively, and interest expense attributable to the obligations, including amortization of the discount recorded relating to the debt issuance and restructuring (described below), together with interest expense recorded at the stated interest rates associated with these debt obligations, was $0.2 million  and $2.2 million  for the three month periods ended March 31, 2026 and March 31, 2025, respectively.

On March 3, 2026, the Company restructured $1.0 million of outstanding principal together with $0.1 million of related accrued interest for several holders of various term loans, each having a stated interest rate of 10%. In order to incent or induce the holders of these term loans to 1) further extend the maturity date related to these pre-existing term loans and 2) invest in a new private placement of 20% OID secured promissory notes (see Subscription Agreements, below) the Company was required to agree to issue 2,625 shares of Series C Convertible Preferred Stock ("Series C"), having a fair value of $1.8 million to these pre-existing holders.

In connection with the modification or restructuring of the pre-existing term loans, the Company considered the troubled debt restructuring ("TDR") guidance in ASC 470-60 and the guidance related to Modifications and Extinguishments of debt included in ASC 470-50. Because the effective borrowing rate to the Company increased as a result of the Subscription Agreements (see below), the Company determined that the modifications did not represent a TDR. However, as a result of the substantial change in the terms of the pre-existing loans, including the fair value required to be paid by the Company in the form of Series C shares, the Subscription Agreements together with the change in maturity dates associated with these loans were required to be treated as a debt extinguishment (hereinafter referred to as "debt restructuring") under ASC 470-50, resulting in a loss on debt restructuring of $1.7 million, calculated as follows (in thousands):

Loss on
Debt Restructuring
Cash received on initial Closing	$600
Carrying value of modified term loans	1,164
Less: Fair value of new Notes	(1,609)
Less: Fair value of Series C Convertible Preferred Stock	(1,861)
Loss on debt restructuring	$(1,706)

The new restructured 20% OID secured promissory notes together with the pre-existing notes have a total combined principal amount of $1.96 million (the new "Notes") originally measured and recorded on the March 3, 2026 closing date at fair value of $1.61 million, net of discount of $0.36 million representing future interest expense to be amortized and recognized through the amended maturity date of September 3, 2026.

Amortization expense during the three months ended March 31, 2026, related to amortization of the discount from the closing date through March 31, 2026, was $49,691.

Subscription Agreements

On March 3, 2026, the Company entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “Purchasers”) pursuant to which the Company’s wholly owned subsidiary, Alt Alliance LLC (“AltA”), sold in a private placement (the “Offering”), the Notes. The Subscription Agreements also provide for the issuance of an aggregate of 2,625 shares of the Company’s Series C Convertible Preferred Stock with a face value of $1,000 each and convertible into the Company’s common stock, at $0.10 per common share, subject to certain standard anti-dilution and price protection provisions (the “Shares”) to the Purchasers. The transaction closed on March 3, 2026.

The aggregate gross proceeds to the Company were $1,000,000; $600,000 of such proceeds were transferred on the closing date with the remaining amount transferred to the Company in the second fiscal quarter of 2026. The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes.

Original Issue Discount Secured Promissory Notes

The Notes were issued with an original issue discount of 20%. No interest shall accrue on the Notes. The Notes mature upon the earlier of i) six months from the Issue Date, or ii) the date on which proceeds from a capital raise equals or exceeds $5 million.

The Notes are secured by a first-priority pledge of 100% of the membership interests of AltA held by the Company, pro rata among the holders of the Notes, pursuant to the Pledge Agreement.

The Notes contain certain Events of Default, including but not limited to (i) the Company’s failure to pay any amount of principal or other amounts due under the Notes, (ii) commencement of bankruptcy proceedings by Alta if they remain undismissed for 60 days, (iii) the dissolution of the Company or Alta, and (iv) any breach or failure to comply with any provision of the Note if it remains uncured for 60 days. Upon the occurrence of any Event of Default and at any time thereafter, the Purchasers shall have the right to exercise all of the remedies under the Notes.

12.	Convertible Debt and Non-convertible Promissory Notes

Convertible notes measured at fair value

The following table reflects the Company's convertible notes measured at fair value under the ASC 825 fair value option ("FVO") election as of  December 31, 2025  and December 31, 2024.

	2024	OID
	Convertible	Convertible
	Notes	Notes	Total
	(in thousands)
Balance at December 31, 2024	$1,702	$-	1,702
Reclass of accrued interest to convertible note	471	-	471
Conversions	(2,336)	-	(2,336)
Notes reclassified upon reevaluation of embedded features	-	1,975	1,975
Loss from extinguishment of debt	-	3,187	3,187
New convertible notes issued at fair value	-	935	935
Movement in fair value	728	3,239	3,967
Balance at December 31, 2025	$565	$9,336	$9,900

April and October 2024 Convertible Promissory Notes (the "2024 Convertible Notes"):

In April 2024, the Company issued to an institutional investor a senior convertible note in the principal amount of $2,160,000, issued with an 8.0% original issue discount, and a warrant to purchase up to 482 shares of the Company’s common stock at an exercise price of $2,400 per share. This warrant was adjusted on November 12, 2024,  December 5, 2024 and September 2025, and as a result, the warrant has been adjusted to purchase up to 1,360,755 shares of the Company’s common stock at an exercise price of $0.85 per share. Maxim Group LLC (“Maxim”) acted as placement agent for the Convertible Note issuance and also received a warrant to purchase 48 shares of common stock with an exercise price of $2,636 per share and which expires on July 31, 2027, for their role as placement agent. The Company also paid Maxim a cash placement agency fee of $140,000 and reimbursed certain out of pocket fees up to $50,000. The Company received gross proceeds of $2,000,000, before fees and other expenses associated with the transaction. The Convertible Note matured on April 20, 2025, which was extended to December 31, 2025 (unless accelerated due to an event of default or accelerated up to six installments by the Investor), bore interest at a rate of 7% per annum, which was adjusted in April of 2025 to 12% per annum, and ranks senior to the Company’s existing and future unsecured indebtedness. The Convertible Note is convertible in whole or in part at the option of the Investor into shares of Common Stock (the “Conversion Shares”) at the Conversion Price (as defined below) at any time following the date of issuance of the Convertible Note. The Convertible Note is payable monthly on each Installment Date (as defined in the Convertible Note) commencing on the earlier of July 18, 2024 and the effective date of the initial registration statement required to be filed pursuant to the Registration Rights Agreement (as defined below) in an amount equal the sum of (A) the lesser of (x) $216,000 and (y) the outstanding principal amount of the Convertible Note, (B) interest due and payable under the Convertible Note and (C) other amounts specified in the Convertible Note (such sum being the “Installment Amount”); provided, however, if on any Installment Date, no failure to meet the Equity Conditions (as defined in the Convertible Note) exits pursuant to the Convertible Note, the Company may pay all or a portion of the Installment Amount with shares of its common stock. The portion of the Installment Amount paid with common stock shall be based on the Installment Conversion Price. “Installment Conversion Price” means the lower of (i) the Conversion Price (defined below) and (ii) the greater of (x) 92% of the average of the two (2) lowest daily VWAPs (as defined in the Convertible Note) in the ten (10) trading days immediately prior to each conversion date and (y) $350. “Equity Conditions Failure” means that on any day during the period commencing twenty (20) trading days prior to the applicable Installment Notice Date or Interest Date (each as defined in the Convertible Note) through the later of the applicable Installment Date or Interest Date and the date on which the applicable shares of Common Stock are actually delivered to the Holder, the Equity Conditions have not been satisfied (or waived in writing by the Holder). The Convertible Note is convertible, at the option of the Investor, at any time, into such number of shares of Common Stock of the Company equal to the principal amount of the Convertible Note plus all accrued and unpaid interest at a conversion price, as adjusted, equal to the lesser of i) $6.00 and ii) 55% of the Market Price. Market Price shall mean the average of the three lowest traded prices of at least 100 shares during the twenty (20) Trading Days immediately prior to the Conversion Date. (the “Conversion Price”). The Conversion Price is subject to full ratchet antidilution protection, subject to a floor conversion price, as adjusted, of $0.02 per share. The Convertible Note may not be converted and shares of Common Stock may not be issued under the Convertible Note if, after giving effect to the conversion or issuance, the Investor together with its affiliates would beneficially own in excess of 4.99% (or, upon election of the Investor, 9.99%) of the outstanding Common Stock. In addition to the beneficial ownership limitations in the Convertible Note, the sum of the number of shares of Common Stock that may be issued under that certain Purchase Agreement (including the Convertible Note and Warrant and Common Stock issued thereunder) is limited to 19.99% of the outstanding Common Stock as of April 19, 2024 (the “Exchange Cap”) unless shareholder approval (as defined in the Purchase Agreement) (“Stockholder Approval”) is obtained by the Company to issue more than the Exchange Cap. On September 26, 2024 the Company’s shareholders approved the potential issuance of shares by the Company of more than the Exchange Cap. The Company adopted ASU 2020-06 as of January 1, 2023. This ASU removes the concepts of a beneficial conversion feature and cash conversion feature from the ASC guidance. The Company recorded a loss on debt issuance of $0.9 million. As of  December 31, 2024, the outstanding principal was $0.4 million with fair value of $0.7 million at that date. The Company recorded a $0.6 million loss on movement in fair value for the year ended   December 31, 2024.

As of  December 31, 2024, $1.9 million of this note (including principal plus accrued interest and late fees and penalties) had been converted into 5,131 shares leaving $0.4 million of the note principal outstanding.

On April 28, 2025, the Company entered into a Letter Agreement with the Investor, which modifies certain terms and conditions of the Senior Convertible Note issued April 19, 2024 and the Senior Convertible Note issued October 1, 2024, by the Company to the Investor, collectively (the “2024 Convertible Notes”). The interest rate on the 2024 Notes is and will continue at a rate of 12% per annum. The conversion price of the 2024 Notes which remain outstanding shall be adjusted to the lesser of i) $6.00 and ii) 55% of the Market Price. Market Price shall mean the average of the three lowest traded prices of at least 100 shares during the twenty (20) Trading Days immediately prior to the Conversion Date. Unless mutually agreed upon, the Conversion Price shall not be less than $0.02. The maturity date of the 2024 Notes was extended to December 31, 2025. Pursuant to the Letter Agreement, the Company agreed to issue the Investor a warrant (the “Warrant”) to purchase up to, and as adjusted, 1,199,295 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at an exercise price of $0.85 per share (the “Exercise Price”). The Warrant is exercisable immediately and will expire on the date that is five and one-half (5 1/2) years after its date of issuance. There have been no conversions for this note in the twelve months ended  December 31, 2025. The Company has principal outstanding on the note of $0.4 million as at December 31, 2025.

On October 1, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and between the Company and an institutional investor (the “Investor”), pursuant to which the Company agreed to issue to the Investor a series of senior convertible notes up to an aggregate principal amount of $2,500,000, issued with a twelve percent (12.0%) original issue discount (each a “Convertible Note” and together, the “Convertible Notes”), and warrants (each a “Warrant” and together the “Warrants”) to purchase shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), equal to 50% of the face value of the Convertible Note divided by the volume weighted average price, at an exercise price of $400 per share (the “Exercise Price”). Pursuant to the Purchase Agreement, with the closing of the initial tranche of the Convertible Note and Warrant, the Company issued a Warrant to purchase up to 1,064 shares of Common Stock and the Company received gross proceeds of $700,000, before fees and other expenses associated with the transaction, accounting for the 12% original issue discount. This warrant was adjusted on November 12, 2024, December 5, 2024 and in September 2025, such that the warrant was adjusted to purchase up to 500,377 shares exercisable at $0.85 per share. In conjunction with the transaction, the Company issued warrants for the purchase of 106 shares of common stock with an exercise price of $440 per share to Maxim for their role as placement agent, which is exercisable at any time on or after April 1, 2025 and will expire on December 19, 2027.

The Convertible Note was extended and matures on December 31, 2025 (unless accelerated due to an event of default, or accelerated up to six installments by the Investor), bears interest at a rate of seven percent (7%) per annum, which shall automatically be increased to eighteen percent (18.0%) per annum in the event of default and, other than the First Convertible Note, ranks senior to the Company’s existing and future unsecured indebtedness. The Convertible Note is convertible in whole or in part at the option of the Investor into shares of Common Stock (the “Conversion Shares”) at the Conversion Price (as defined below) at any time following the date of issuance of the Convertible Note. The Convertible Note is payable monthly on each Installment Date (as defined in the Convertible Note) commencing on the earlier of December 1, 2024 and the effective date of the initial registration statement required to be filed pursuant to the Registration Rights Agreement (as defined below) in an amount equal the sum of (A) the lesser of (x) $79,545 and (y) the outstanding principal amount of the Convertible Note, (B) interest due and payable under the Convertible Note and (C) other amounts specified in the Convertible Note (such sum being the “Installment Amount”); provided, however, if on any Installment Date, no failure to meet the Equity Conditions (as defined in the Convertible Note) exits pursuant to the Convertible Note, the Company may pay all or a portion of the Installment Amount with shares of its common stock. The portion of the Installment Amount paid with common stock shall be based on the Installment Conversion Price. “Installment Conversion Price” means the lower of (i) the Conversion Price (defined below) and (ii) the greater of (x) 92% of the average of the two (2) lowest daily VWAPs (as defined in the Convertible Note) in the ten (10) trading days immediately prior to each conversion date and (y) $150. “Equity Conditions Failure” means that on any day during the period commencing twenty (20) trading days prior to the applicable Installment Notice Date or Interest Date (each as defined in the Convertible Note) through the later of the applicable Installment Date or Interest Date and the date on which the applicable shares of Common Stock are actually delivered to the Holder, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

On October 21, 2024, pursuant to the Purchase Agreement, the closing of the second tranche of the Convertible Note and Warrant occurred, whereby the Company issued a Warrant to purchase 813 shares of Common Stock exercisable at $400 per share and the Company received gross proceeds of $535,000, before fees and other expenses associated with the transaction, accounting for the 12% original issue discount. This warrant was adjusted on November 12, 2024,  December 5, 2024 and September 2025, such that as of December 31, 2025 the warrant was adjusted to purchase up to 382,430 shares at an exercise price of $200 per share. In conjunction with the transaction, the Company issued warrants for the purchase of 81 shares of common stock with an exercise price of $440 per share to Maxim for their role as placement agent, which is exercisable at any time on or after April 21, 2025 and will expire on December 19, 2027.

On November 12, 2024, pursuant to the Purchase Agreement, the closing of the third tranche of the Convertible Note and Warrant occurred, whereby the Company issued a Warrant to purchase 1,520 shares of Common Stock exercisable at $300 per share and the Company received gross proceeds of $750,000, before fees and other expenses associated with the transaction, accounting for the 12% original issue discount. This warrant was adjusted on December 5, 2024 and September 2025 so that as of  December 31, 2025, the warrant was adjusted to purchase up to 536,116 shares at an exercise price of $0.85 per share. In conjunction with the transaction, the Company issued warrants for the purchase of 114 shares of common stock with an exercise price of $440 per share to Maxim for their role as placement agent, which is exercisable at any time on or after May 12, 2025 and will expire on December 19, 2027.

On December 5, 2024, pursuant to the Purchase Agreement, the closing of the fourth and final tranche of the Convertible Note and Warrant occurred, whereby the Company issued a Warrant, which as of  December 31, 2025 was adjusted to purchase up to 153,686 shares of Common Stock exercisable at $0.85 per shares and the Company received gross proceeds of $214,999 before fees and other expenses associated with the transaction, accounting for the 12% original issue discount. In conjunction with the transaction, the Company issued warrants for the purchase of 33 shares of common stock with an exercise price of $440 per share to Maxim for their role as placement agent, which is exercisable at any time on or after June 5, 2025 and will expire on December 19, 2027.

As of  December 31, 2024, the outstanding principal was $2.2 million with fair value of $0.3 million at that date. The Company also recorded a $0.7 million loss on movement in fair value in the year ended  December 31, 2024.

In July of 2025, $39,710 of the notes (including principal plus accrued interest and late fees and penalties) was converted into 30,000 shares of common stock.  Also during the three and nine months ended September 30, 2025 a portion, $142,857, of the remaining balance left on these notes was purchased by a third party accredited investor (the “Assigned Convertible Note”), and a portion equal to $22,072, of the Assigned Convertible Note was converted into 32,190 shares of unrestricted common stock.

During the twelve months ended December 31, 2025, given that the notes have materially the same terms and duration, the Company combined their presentation in the financial statements. During the twelve months ended December 31, 2025, an aggregate of $2.3 million of the notes (including principal plus accrued interest and late fees and penalties) had been converted into 140,791 shares of common stock, leaving a principal outstanding amount of $0.7 million as of December 31, 2025. The Company recorded a $0.7 million loss on fair value movement for the twelve months ended December 31, 2025.

OID Convertible Notes

On December 4, 2024, the Company entered into a Note Purchase Agreement (the “Purchase Agreement”) with Secure Net Capital LLC (“Secure Net”), pursuant to which the Company issued a 20% Original Issue Discount promissory convertible note (the “2024 Note”) with a maturity date in April 2025, in the principal sum of $1,250,000. Pursuant to the terms of the 2024 Note, the Company agreed to pay to Secure Net the entire principal amount on the Maturity Date, failing which and certain events of default (as described in the 2024 Note), the 20% Original Issue Discount shall increase to 30% Original Issue Discount. The Purchase Agreement resulted in net proceeds of $1,000,000 to the Company, before deducting issuance costs of $145,000. The 2024 Note, issued pursuant to the Purchase Agreement, is convertible at the option of the Holder at any time after the Maturity Date, including with registration rights, at a conversion price per share equal to ninety percent (90%) of the Company’s common stock’s VWAP (which is the three (3) Trading Days immediately prior to such Conversion Date (or the nearest preceding date)) as of the date of such conversion (the “Conversion Date”). The Secure Net Note Agreement was amended on March 31, 2025, April 22, 2025, May 29, 2025,  June 30, 2025, July 31, 2025 and  September 3, 2025. The terms of each of those agreements 1) increased the OID (increased to 60% as of September 30, 2025), and 2) extended the maturity date of the Note (matures on April 5, 2026 based on the most recent amendment).

On May 29, 2025, the Company entered into an additional Note Purchase Agreement (the “Purchase Agreement”), dated as of May 29, 2025, with an Secure Net Capital LLC (“Secure Net”) pursuant to which the Company issued a 20% Original Issue Discount promissory convertible note (the “2025 Note”) with a maturity date in August 2025, which was extended to November 5, 2025, in the principal sum of $312,500. Pursuant to the terms of the 2025 Note, the Company agreed to pay the entire principal amount on the Maturity Date, failing which and certain events of default (as described in the 2025 Note), the 20% Original Issue Discount shall increase by 5% per month until the Note is fully repaid. The Purchase Agreement contains customary representations and warranties by the Company and closed on the same date thereof. The Purchase Agreement resulted in net proceeds of $250,000 to the Company, which the Company intends to use for working capital purposes.

The 2025 Note, issued pursuant to the Purchase Agreement, is convertible at the option of the Holder at any time after the Maturity Date, including with registration rights, at a conversion price per share equal to ninety percent (90%) of the Company’s common stock’s VWAP (which is the three (3) Trading Days immediately prior to such Conversion Date (or the nearest preceding date)) as of the date of such conversion (the “Conversion Date”). The current 2025 Note is a senior direct debt obligation of the Company ranking pari passu with all other Notes, but subordinate and junior in right of payment to the Senior Convertible Notes originally issued to 3i, LP., and other senior or pari passu Indebtedness (as defined in the Purchase Agreement) of the Company.

In September 2025, the Company entered into two Note Purchase Agreements with two accredited investors (the “Investors”), pursuant to which the Company issued two 20% Original Issue Discount promissory convertible notes (the “September 2025 Notes”) with a maturity date of December 2025, which were subsequently extended to March of 2026, each in the principal sum of $312,500. Pursuant to the terms of the September Notes, the Company agreed to pay to the Investors the entire principal amount on the Maturity Date, failing which and certain events of default (as described in the September 2025 Notes), the 20% Original Issue Discount shall increase 5% each month thereafter until the September 2025 Notes are fully repaid. The Purchase Agreements resulted in total net proceeds of $500,000 to the Company, which the Company is using for working capital purposes. The September 2025 Notes are convertible at the option of the Holder at any time after the Maturity Date, including with registration rights, at a conversion price per share equal to ninety percent (90%) of the Company’s common stock’s VWAP (which is calculated based on the 3 Trading Days immediately prior to the date of such conversion) as of the date of conversion.  The Company has recorded $625,000 due at  December 31, 2025, being cash received of $500,000 and debt issuance costs capitalized of $125,000. The debt issuance costs are amortized over the life of the September 2025 Notes, of which $6,651 are expensed in the income statement for the period ended December 31, 2025.  The Maturity Dates of the September 2025 Notes have been subsequently extended on a monthly basis to March 2026.

OID Convertible Notes Modification, Extinguishment and Fair Value Election

In connection with the Company’s OID Convertible Notes and other convertible debt with similar terms (the “OID Convertible Notes”), the Company evaluated the accounting implications of modifications or amendments executed during the twelve months ended December 31, 2025.

Original Terms

The OID Convertible Notes were originally issued with a stated maturity and included and original issue discount (“OID”) of 20% which was accreted to interest expense using the effective interest method through the quarterly period ended June 30, 2025.

Modification and Extension Feature

During the third quarter of 2025, the terms were modified to provide the Company with an option to extend the maturity date on a month-to-month basis for a cost of an additional 5% increase to the OID for each month that repayment goes beyond the stated maturity and this extension option continues for an undefined number of additional months. The Company evaluated this modification under ASC 470-50, Debt Modifications and Extinguishments.

The Company’s evaluation revealed that the change in the present value of the cash flows associated with the modified instrument, as compared to the remaining cash flows under the original terms, was substantial. Accordingly, the amendment was accounted for as a debt extinguishment as of July 1, 2025.

Embedded Derivative Evaluation

In connection with the modification, the Company also determined that change in the potential economics associated with the extension feature combined with the holder’s conversion right needed to be reassessed to determine if the embedded features were derivatives requiring bifurcation and separate accounting under ASC 815-15, Derivatives and Hedging—Embedded Derivatives. Upon reassessment, it was determined that the newly introduced extension feature combined with the holder’s conversion right has the potential to create economic returns for the holder that are not clearly and closely related to the host debt instrument was determined to be a derivative requiring bifurcation and separate accounting as a liability at fair value, with subsequent changes in fair value recognized in earnings.

Fair Value Option Election

Because the modification resulted in the introduction of an embedded derivative that would otherwise require bifurcation, the Company elected, pursuant to ASC 825-10, to apply the fair value option (“FVO”) to each of the OID Convertible Notes impacted by the incorporation of the Company option to extend maturity.

As a result of this election, the OID Convertible Notes are accounted for as a single hybrid instrument measured at fair value, with changes in fair value recognized in earnings each reporting period. The Company determined that the FVO election eliminates the requirement to separately account for the embedded derivative under ASC 815.

Extinguishment Accounting

The extinguishment was accounted for by comparing (i) the carrying amount of the OID Convertible Notes immediately prior to the modification, consisting of the outstanding principal amount less unamortized OID, to (ii) the fair value of the modified OID Convertible Notes on the modification date.

The Company recognized a loss on extinguishment of $3.2 million during the twelve months ended December 31, 2025, representing the excess of the fair value of the modified OID Convertible Note instruments over the carrying amount of the related convertible debt on July 1, 2025 (the date of the modification).

Subsequent Fair Value Changes

Following the modification and the election of the fair value option, the OID Convertible Notes are remeasured at fair value at each reporting date in accordance with ASC 820, Fair Value Measurement.

For the period from July 1, 2025 through  December 31, 2025, the Company recognized a loss of $1.4 million related to changes in the fair value of the OID Convertible Notes, which is included in “change in fair value of financial instruments” within the consolidated statements of operations.

Valuation Methodology

The fair value of the OID Convertible Notes reflects the present value of expected future cash flows, incorporating the impact of the extension feature and the increasing OID structure, as well as market participant assumptions regarding discount rates, credit risk, and expected timing of repayment. The valuation requires significant judgment and is classified within Level 3 of the fair value hierarchy.

Valuation Inputs and Assumptions

The fair value of the OID Convertible Notes was determined using a probability-weighted discounted cash flow model that incorporates the economic effects of the extension feature, including the increasing OID structure.

Significant unobservable inputs include:

●	Expected timing of repayment - estimated March 31, 2026 repayment date

●	Discount rate - consistent with the 45% OID realized by the investor/holder over the period the Notes were outstanding prior to the re-evaluation under ASC 815.

Sensitivity Analysis

Because the valuation of the OID Convertible Notes utilizes significant unobservable inputs, the resulting fair value is inherently subjective. Changes in these inputs could result in materially different fair value measurements

●

Discount Rate: An increase in the discount rate would generally result in a decrease in the fair value of the Convertible Notes, while a decrease in the discount rate would result in an increase in fair value.

●

Expected Term / Extension Assumptions: An increase in the expected duration of the instrument, including the likelihood of extension elections that increase OID, would generally result in an increase in the fair value of the Convertible Notes.

The Company notes that these inputs are interrelated, and changes in one input may be accompanied by changes in others. Accordingly, the sensitivity analysis above is provided for illustrative purposes and may not be indicative of actual future changes in fair value.

Credit Risk Attribution

The Company determined that no material portion of the change in fair value during the three months ended  December 31, 2025 was attributable to changes in instrument-specific credit risk. The change in fair value was primarily driven by changes in expected cash flows associated with the extension feature, including the increasing OID structure, and the passage of time.

Convertible and non-convertible promissory notes, net of debt issuance costs

The following table reflects the Company's convertible and non-convertible promissory notes, net of related discounts as of December 31, 2025 and  December 31

, 2024:

	As of	As of
	December 31,	December 31,
	2025	2024
	(in thousands)
Term loans	6,161	27,719
Gross convertible and non-convertible notes	6,161	27,719
Debt discount	$-	$(1,239)
Total convertible and non-convertible notes, net	6,161	26,480
Current Maturities net of debt discount	$(6,161)	$(24,851)
Long-term maturities net of debt discount	$-	$1,629

The Company’s remaining debt is recorded net of debt issuance costs of $0.0 million as of December 31, 2025 and  December 31, 2024, respectively. Debt issuance costs are recorded as a debt discount and amortized to interest expense over the life of the debt, upon the close of the related debt transaction, in the Consolidated Balance Sheet. Interest expense stemming from amortization of debt discounts for continuing operations for the twelve months ended December 31, 2025 and 2024 was $2.0 million.

There was no interest expense stemming from amortization of debt discounts for discontinued operations for the twelve months ended December 31, 2025 and for the year ended 2024, respectively.

Term Loans:

In May 2022, AEG MH02 entered into a loan agreement with a group of private lenders of approximately $10.8 million with an initial stated interest rate of 8% and a maturity date of May 31, 2023. In February 2023, the loan agreement was amended stating a new interest rate of 16% retroactive to the date of the first draw in June 2022. In May 2023, the loan was extended, and the interest rate was revised to 18% from June 1, 2023. In July 2023, the loan agreement was further extended to October 31, 2023. In November 2023, the loan agreement further extended to May 31, 2024. On December 31, 2024, the loan agreement was further extended to September 30, 2025 while also stating any accrued interest up to the date of the amendment was to be added to the principal loan balance. As a result of these amendments, $3.2 million of interest was recognized during the year ended December 31, 2024, $5.9 million of accrued interest was added to the existing loan balance. On May 7, 2025, AEG MH02 was sold and the note was assumed by the buyers. See Footnote 16 for more information. The Company had principal outstanding of $16.5 million and $17.6 million as of May 7, 2025 and December 31, 2024, respectively. There is no balance due by the Company on this following the sale.

In July 2023, Alt Spain Holdco, one of the Company’s Spanish subsidiaries acquired the project rights for a 32 MWp portfolio of Solar PV projects in Valencia, Spain, with an initial payment of $1.9 million, financed through a €3.0 million ($3.3 million) bank facility having a six-month term and accruing ‘Six Month Euribor’ plus 2% margin. On January 24, 2024, the maturity date was extended to July 28, 2024. On July 28, 2024, the loan was further extended to January 28, 2025 and the principal amount was reduced to €2.6 million ($2.8 million) from cash on hand. On March 25, 2025, Alt Spain Holdco was sold and the note was assumed by the Buyer. See Footnote 15 for more information. This note had a principal outstanding balance of $2.7 million and $2.7 million as of March 25, 2025 and December 31, 2024, respectively. There is no balance due by the Company on this following the sale.

In October 2023, Alternus Energy Americas, one of the Company’s prior US subsidiaries secured a working capital loan in the amount of $3.2 million with a 0% interest until a specified date and a maturity date of March 31, 2024. In February 2024, the loan was further extended to February 28, 2025, and the principal amount was increased to $3.6 million as compensation for the extension. The compensation was charged as interest costs in the Consolidated Statement of Operations and Other Comprehensive Income/(Loss) during the period. Additionally, on February 5, 2024, the Company issued the noteholder warrants to purchase up to 18 shares of restricted common stock, exercisable at $50 per share having a 5-year term and fair value of $86 thousand. In March 2024, The Company repaid $1.8 million in cash against the principal. Subsequently, on November 5, 2024, the Company sold Alternus Energy Americas to Alternus Energy Group plc, a related party. Prior to the transaction, Alternus Energy Americas assigned this note to the Company directly. On December 31, 2025 the lender converted the principal balance into 2,750 Series C Convertible Preferred Shares. The Company recorded a $0.95 million loss on settlement of debt relating to the transaction. The note had a zero principal balance outstanding as at   December 31, 2025 and $1.8 million as at  December 31, 2024, respectively.

On March 21, 2024, ALCE, SPAC Sponsor Capital Access (“SCAF”), and the Sponsor of Clean Earth (“CLIN”) agreed to a settlement of a $1.4 million note assumed by ALCE as part of the Business Combination that was completed in December 2023. The note had a maturity date of whenever CLIN closes its Business Combination Agreement and accrued interest of 25%. ALCE issued 45 shares to SCAF in March 21, 2024 and a payment plan of the rest of the outstanding balance was agreed to with payments to commence on July 15, 2024. The closing stock price of the Company was $2,350 on the date of issuance. On July 10, 2025 SCAF was granted a motion of summary judgment for $1.6 million due under a settlement agreement, plus accrued interest to date and attorney’s fees. The Company has recorded  $1.9 million in principal, accrued interest and fees on this note as at December 31, 2025.

On December 11, 2024, BESS LLC, a wholly owned subsidiary of the Company, issued a non-interest-bearing promissory note with a principal amount of $2,000,000 as partial consideration in the Asset Purchase Agreement for the acquisition of LiiON LLC’s battery storage business. The note was issued with a maturity date of December 31, 2027. Pursuant to the requirements of ASC 805, the Note was originally recorded at its fair value of $1,537,000 (see Footnote 5) and included as partial consideration for the net assets acquired in the acquisition. On May 1, 2025 this Note was cancelled in full as part of the LiiON Rescission (See Footnote 5).

On December 30, 2024, one of the Company’s subsidiaries, Alternus Europe Ltd, assumed a €1,000,000 ($1,041,720) promissory note from a subsidiary of AEG, Alternus Fund Co Ltd, with a 120% repayment premium plus 10% accrued interest maturing July 31, 2025. This note has not been repaid and is therefore currently in default. However, this note is part of the settlement entered into with SPC in April of 2025 (See Footnote 14 - Commitments). Additionally, on December 31, 2024 the Company assumed multiple promissory notes totalling $1.1 million from AEG maturing June 30, 2025 which were extended to the earlier of September 30, 2026 or the date the Company closes an equity financing of a minimum of $5 million.  In April of 2025 the Company assumed two additional promissory notes totaling $250,000 from AEG maturing on July 31, 2025 which were extended to March 31, 2026.

On December 31, 2024, the Company terminated their agreement with Meteora Capital LLC by issuing a $500,000 promissory note with a 10% annual interest rate maturing January 31, 2026. This was offset to debt issuance costs (Interest Expense) on the Consolidated Statement of Operations and Comprehensive Income/(Loss).

On January 21, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”) pursuant to which the Company sold, in a private placement (the “Offering”), unsecured 20% original issue discount promissory notes with an aggregate principal amount of $2,812,500 (the “Notes”). The Purchase Agreement also provides for the issuance of an aggregate of 7,630 shares of common stock of the Company, par value $0.0001 per share (the “Shares”) to the Purchasers. The transaction closed on January 23, 2025 (the “Closing Date”). The aggregate gross proceeds to the Company were expected to be $2,250,000, before deducting placement agent fees and expenses. $580,000 of such proceeds were released on the Closing Date and the remaining amount were held in escrow, to be released to the Company upon the later of: i) filing the registration statement referenced below and ii) the date on which the Company receives a written communication from the Nasdaq Stock Market (“Nasdaq”) that Nasdaq has granted the Company an extension to meet the continued listing requirements of the Nasdaq. Because the Company received a delisting determination from the Nasdaq on February 10, 2025, the Escrow Agent disbursed the funds back to the Purchasers as provided below against cancellation of a proportional portion of each Purchaser’s Note (inclusive of original issue discount). The Notes were issued with an original issue discount of 20%. No interest shall accrue on the Notes unless and until an Event of Default (as defined in the Notes) has occurred, upon which interest shall accrue at a rate of twenty percent (20.0%) per annum. The Notes matured on April 23, 2025, have not been repaid as of  December 31, 2025 and are therefore in default. Upon the occurrence of any Event of Default and at any time thereafter, the Purchasers shall have the right to exercise all of the remedies under the Notes. The Company has recorded $0.8 million in the financial statements to include the original issue discount and loss on debt issuance and has accrued $101,097 in default interest for the twelve months ended  December 31, 2025. Maxim served as the placement agent in the Offering, pursuant to the terms of a Placement Agency Agreement and received 8% of the gross proceeds of the Offering, and placement agent warrants to purchase up to 381 shares of common stock at $81.18 per share (the “Placement Agent Warrants”) and reimbursement of the legal fees of its counsel of up to $50,000. The Placement Agent Warrants will be exercisable on the six (6) month anniversary of issuance and will expire on the five (5) year anniversary of issuance.

On April 28, 2025, the Company entered into a Note Purchase Agreement (the “Purchase Agreement”), by and between the Company and an institutional investor (the “Investor”), pursuant to which the Company agreed to issue to the Investor promissory notes in the aggregate total principal amount of up to $558,000, with the first tranche of $318,000 closing immediately and the remaining $240,000 to close upon request of the Company and at the Investor’s discretion, having a 16.67% original issue discount, an interest rate of 12% per annum and a maturity date of December 31, 2025 (the “Notes”). Pursuant to the Purchase Agreement, with the closing of the private placement of the Note (the “Private Placement”), the Company received gross proceeds of $265,000, before fees and other expenses associated with the transaction. On May 30, 2025, a second partial tranche in the amount of $180,000 of the Notes closed, and the Company received gross proceeds of $150,000. The Company has recorded $498,000 due at  December 31, 2025, being cash received of $445,000 and debt issuance costs capitalized of $83,000. The debt issuance costs are amortized over the life of the loan, of which $39,082 are expensed in the income statement for the period ended December 31, 2025.

On June 6, 2025, the Company entered into a Note Purchase Agreement (the “Purchase Agreement”), by and between the Company and an institutional investor (the “Investor”), pursuant to which the Company agreed to issue to the Investor a promissory note in the aggregate total principal amount of $240,000, having a 16.67% original issue discount, an interest rate of 12% per annum and a maturity date of December 31, 2025 (the “Note”). Pursuant to the Purchase Agreement, with the closing of the private placement of the Note, the Company received gross proceeds of $200,000, before fees and other expenses associated with the transaction. The Company has recorded $240,000 principal due at  December 31, 2025, being cash received of $200,000 and debt issuance costs capitalized of $40,000. The debt issuance costs are amortized over the life of the loan, of which $16,640 are expensed in the income statement for the period ended December 31, 2025.

On August 7, 2025, the Company issued a promissory note to an accredited investor in the aggregate total principal amount of $144,000, having a 16.67% original issue discount, an interest rate of 12% per annum and a maturity date of August 30, 2025 (the “Note”). The Company received gross proceeds of $120,000, before fees and other expenses associated with the transaction.  The Company has recorded $144,000 due at December 31, 2025, being cash received of $120,000 and debt issuance costs capitalized of $7,008. The debt issuance costs are amortized over the life of the loan, of which $24,000 are expensed in the income statement for the period ended December 31, 2025.  The Note has not been repaid and is therefore currently in default. The parties are currently in discussions regarding an extension of this Note.